RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2025

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry, industry capital, and government initiatives and regulatory matters affecting the (re)insurance industries, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and in the Middle East; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$826,507	$495,046	$987,654	$859,844
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$594,583	$650,846	$524,829	$1,287,225

Underwriting income
Gross premiums written	$3,421,180	$3,425,495	$7,576,683	$7,416,179
Net premiums written	2,770,270	2,838,511	6,213,799	6,038,084
Net premiums earned	2,412,154	2,541,315	5,132,935	4,985,225
Underwriting income (loss)	601,688	479,336	(168,909)	1,020,018

Net claims and claim expense ratio:
Current accident year	54.4%	55.8%	82.8%	53.8%
Prior accident years	(11.2)%	(4.3)%	(9.0)%	(4.1)%
Calendar year	43.2%	51.5%	73.8%	49.7%

Acquisition expense ratio	26.7%	25.3%	25.1%	25.5%
Operating expense ratio	5.2%	4.3%	4.4%	4.3%
Combined ratio	75.1%	81.1%	103.3%	79.5%
Adjusted combined ratio (1)	73.0%	78.6%	101.3%	77.1%

Fee income
Management fee income	$56,407	$55,327	$102,468	$111,380
Performance fee income	38,550	28,750	22,946	56,247
Total fee income	$94,957	$84,077	$125,414	$167,627

Investment results - managed
Net investment income	$413,108	$410,845	$818,461	$801,620
Net realized and unrealized gains (losses) on investments	349,720	(127,584)	682,660	(341,238)
Total investment result	$762,828	$283,261	$1,501,121	$460,382
Total investment return - annualized	9.4%	4.1%	9.2%	3.2%

Investment results - retained (1)
Net investment income	$286,072	$283,415	$565,178	$550,892
Net realized and unrealized gains (losses) on investments	343,022	(81,759)	671,334	(275,598)
Total investment result	$629,094	$201,656	$1,236,512	$275,294
Total investment return - annualized	10.6%	3.6%	10.5%	2.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$17.25	$9.44	$20.37	$16.39
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$17.20	$9.41	$20.30	$16.35
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$12.29	$12.41	$10.64	$24.59

Average shares outstanding - basic	47,140	51,680	47,737	51,679
Average shares outstanding - diluted	47,286	51,814	47,900	51,821

Return on average common equity - annualized	33.7%	21.4%	20.1%	19.0%
Operating return on average common equity - annualized (1)	24.2%	28.2%	10.7%	28.4%

	June 30, 2025	December 31, 2024
Book value per common share	$212.15	$195.77
Tangible book value per common share (1)	$194.86	$177.18
Tangible book value per common share plus accumulated dividends (1)	$223.74	$205.26
Year to date change in book value per common share plus change in accumulated dividends	8.8%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	10.4%	26.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenues
Gross premiums written	$3,421,180	$3,425,495	$7,576,683	$7,416,179
Net premiums written	$2,770,270	$2,838,511	$6,213,799	$6,038,084
Decrease (increase) in unearned premiums	(358,116)	(297,196)	(1,080,864)	(1,052,859)
Net premiums earned	2,412,154	2,541,315	5,132,935	4,985,225
Net investment income	413,108	410,845	818,461	801,620
Net foreign exchange gains (losses)	8,660	(8,815)	1,332	(44,498)
Equity in earnings (losses) of other ventures	20,333	12,590	38,161	26,717
Other income (loss)	2,624	169	3,538	119
Net realized and unrealized gains (losses) on investments	349,720	(127,584)	682,660	(341,238)
Total revenues	3,206,599	2,828,520	6,677,087	5,427,945
Expenses
Net claims and claim expenses incurred	1,042,123	1,309,502	3,785,881	2,475,625
Acquisition expenses	642,605	644,438	1,290,040	1,275,359
Operational expenses	125,738	108,039	225,923	214,223
Corporate expenses	23,781	35,159	46,591	74,411
Interest expense	31,793	23,609	58,879	46,713
Total expenses	1,866,040	2,120,747	5,407,314	4,086,331
Income (loss) before taxes	1,340,559	707,773	1,269,773	1,341,614
Income tax benefit (expense)	(176,869)	20,848	(131,344)	5,476
Net income (loss)	1,163,690	728,621	1,138,429	1,347,090
Net (income) loss attributable to redeemable noncontrolling interests	(328,339)	(224,731)	(133,087)	(469,558)
Net income (loss) attributable to RenaissanceRe	835,351	503,890	1,005,342	877,532
Dividends on preference shares	(8,844)	(8,844)	(17,688)	(17,688)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$826,507	$495,046	$987,654	$859,844

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2025	December 31, 2024
Assets
Fixed maturity investments trading, at fair value – amortized cost $23,179,116 at June 30, 2025 (December 31, 2024 – $23,750,540)	$23,332,063	$23,562,514
Short term investments, at fair value – amortized cost $5,663,505 at June 30, 2025 (December 31, 2024 – $4,532,166)	5,663,239	4,531,655
Equity investments, at fair value	912,445	117,756
Other investments, at fair value	4,476,056	4,324,761
Investments in other ventures, under equity method	112,580	102,770
Total investments	34,496,383	32,639,456
Cash and cash equivalents	1,428,681	1,676,604
Premiums receivable	9,105,612	7,290,228
Prepaid reinsurance premiums	1,415,647	888,332
Reinsurance recoverable	4,300,973	4,481,390
Accrued investment income	228,826	238,290
Deferred acquisition costs and value of business acquired	1,732,278	1,552,359
Deferred tax asset	699,675	701,053
Receivable for investments sold	281,115	91,669
Other assets	369,582	444,037
Goodwill and other intangibles	668,751	704,132
Total assets	$54,727,523	$50,707,550
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,913,763	$21,303,491
Unearned premiums	7,561,155	5,950,415
Debt	2,263,379	1,886,689
Reinsurance balances payable	3,047,964	2,804,344
Payable for investments purchased	492,063	150,721
Other liabilities	606,398	1,060,129
Total liabilities	36,884,722	33,155,789
Redeemable noncontrolling interests	7,043,107	6,977,749
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at June 30, 2025 (December 31, 2024 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 47,369,822 shares issued and outstanding at June 30, 2025 (December 31, 2024 – 50,180,987)	47,370	50,181
Additional paid-in capital	791,004	1,512,435
Accumulated other comprehensive loss	(13,766)	(14,756)
Retained earnings	9,225,086	8,276,152
Total shareholders’ equity attributable to RenaissanceRe	10,799,694	10,574,012
Total liabilities, noncontrolling interests and shareholders’ equity	$54,727,523	$50,707,550

Book value per common share	$212.15	$195.77

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended June 30, 2025			Three months ended June 30, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,731,935	$1,689,245	$3,421,180	$1,753,098	$1,672,397	$3,425,495
Net premiums written	$1,325,557	$1,444,713	$2,770,270	$1,358,660	$1,479,851	$2,838,511
Net premiums earned	$868,010	$1,544,144	$2,412,154	$980,834	$1,560,481	$2,541,315
Net claims and claim expenses incurred	(7,930)	1,050,053	1,042,123	273,354	1,036,148	1,309,502
Acquisition expenses	174,200	468,405	642,605	188,345	456,093	644,438
Operational expenses	71,569	54,169	125,738	67,425	40,614	108,039
Underwriting income (loss)	$630,171	$(28,483)	$601,688	$451,710	$27,626	$479,336

Net claims and claim expenses incurred:
Current accident year	$258,646	$1,053,187	$1,311,833	$357,745	$1,060,028	$1,417,773
Prior accident years	(266,576)	(3,134)	(269,710)	(84,391)	(23,880)	(108,271)
Total	$(7,930)	$1,050,053	$1,042,123	$273,354	$1,036,148	$1,309,502

Net claims and claim expense ratio:
Current accident year	29.8%	68.2%	54.4%	36.5%	67.9%	55.8%
Prior accident years	(30.7)%	(0.2)%	(11.2)%	(8.6)%	(1.5)%	(4.3)%
Calendar year	(0.9)%	68.0%	43.2%	27.9%	66.4%	51.5%
Acquisition expense ratio	20.1%	30.3%	26.7%	19.1%	29.2%	25.3%
Operating expense ratio	8.2%	3.5%	5.2%	6.9%	2.6%	4.3%
Combined ratio	27.4%	101.8%	75.1%	53.9%	98.2%	81.1%
Adjusted combined ratio (1)	25.8%	99.5%	73.0%	51.7%	95.6%	78.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Six months ended June 30, 2025			Six months ended June 30, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,862,768	$3,713,915	$7,576,683	$3,642,979	$3,773,200	$7,416,179
Net premiums written	$3,016,551	$3,197,248	$6,213,799	$2,756,278	$3,281,806	$6,038,084
Net premiums earned	$2,115,960	$3,016,975	$5,132,935	$1,916,917	$3,068,308	$4,985,225
Net claims and claim expenses incurred	1,615,327	2,170,554	3,785,881	427,603	2,048,022	2,475,625
Acquisition expenses	341,845	948,195	1,290,040	374,127	901,232	1,275,359
Operational expenses	135,835	90,088	225,923	129,049	85,174	214,223
Underwriting income (loss)	$22,953	$(191,862)	$(168,909)	$986,138	$33,880	$1,020,018

Net claims and claim expenses incurred:
Current accident year	$2,068,961	$2,182,504	$4,251,465	$606,661	$2,074,316	$2,680,977
Prior accident years	(453,634)	(11,950)	(465,584)	(179,058)	(26,294)	(205,352)
Total	$1,615,327	$2,170,554	$3,785,881	$427,603	$2,048,022	$2,475,625

Net claims and claim expense ratio:
Current accident year	97.8%	72.3%	82.8%	31.6%	67.6%	53.8%
Prior accident years	(21.5)%	(0.4)%	(9.0)%	(9.3)%	(0.9)%	(4.1)%
Calendar year	76.3%	71.9%	73.8%	22.3%	66.7%	49.7%
Acquisition expense ratio	16.2%	31.4%	25.1%	19.6%	29.4%	25.5%
Operating expense ratio	6.4%	3.1%	4.4%	6.7%	2.8%	4.3%
Combined ratio	98.9%	106.4%	103.3%	48.6%	98.9%	79.5%
Adjusted combined ratio (1)	97.3%	104.0%	101.3%	46.2%	96.3%	77.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Gross premiums written	$3,421,180	$4,155,503	$1,916,751	$2,400,136	$3,425,495
Net premiums written	$2,770,270	$3,443,529	$1,751,628	$2,162,504	$2,838,511
Net premiums earned	$2,412,154	$2,720,781	$2,527,566	$2,582,969	$2,541,315
Net claims and claim expenses incurred	1,042,123	2,743,758	1,483,742	1,373,614	1,309,502
Acquisition expenses	642,605	647,435	678,170	690,338	644,438
Operational expenses	125,738	100,185	157,104	125,261	108,039
Underwriting income (loss)	$601,688	$(770,597)	$208,550	$393,756	$479,336

Net claims and claim expenses incurred:
Current accident year	$1,311,833	$2,939,632	$1,837,218	$1,666,120	$1,417,773
Prior accident years	(269,710)	(195,874)	(353,476)	(292,506)	(108,271)
Total	$1,042,123	$2,743,758	$1,483,742	$1,373,614	$1,309,502

Net claims and claim expense ratio:
Current accident year	54.4%	108.0%	72.7%	64.5%	55.8%
Prior accident years	(11.2)%	(7.2)%	(14.0)%	(11.3)%	(4.3)%
Calendar year	43.2%	100.8%	58.7%	53.2%	51.5%
Acquisition expense ratio	26.7%	23.8%	26.8%	26.8%	25.3%
Operating expense ratio	5.2%	3.7%	6.2%	4.8%	4.3%
Combined ratio	75.1%	128.3%	91.7%	84.8%	81.1%
Adjusted combined ratio (1)	73.0%	126.4%	89.4%	82.4%	78.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Gross premiums written	$1,731,935	$2,130,833	$390,043	$790,709	$1,753,098
Net premiums written	$1,325,557	$1,690,994	$376,136	$701,222	$1,358,660
Net premiums earned	$868,010	$1,247,950	$938,658	$994,777	$980,834
Net claims and claim expenses incurred	(7,930)	1,623,257	384,156	329,967	273,354
Acquisition expenses	174,200	167,645	191,988	192,439	188,345
Operational expenses	71,569	64,266	95,623	77,688	67,425
Underwriting income (loss)	$630,171	$(607,218)	$266,891	$394,683	$451,710

Net claims and claim expenses incurred:
Current accident year	$258,646	$1,810,315	$732,207	$621,710	$357,745
Prior accident years	(266,576)	(187,058)	(348,051)	(291,743)	(84,391)
Total	$(7,930)	$1,623,257	$384,156	$329,967	$273,354

Net claims and claim expense ratio:
Current accident year	29.8%	145.1%	78.0%	62.5%	36.5%
Prior accident years	(30.7)%	(15.0)%	(37.1)%	(29.3)%	(8.6)%
Calendar year	(0.9)%	130.1%	40.9%	33.2%	27.9%
Acquisition expense ratio	20.1%	13.5%	20.5%	19.3%	19.1%
Operating expense ratio	8.2%	5.1%	10.2%	7.8%	6.9%
Combined ratio	27.4%	148.7%	71.6%	60.3%	53.9%
Adjusted combined ratio (1)	25.8%	147.1%	69.2%	58.1%	51.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Gross premiums written	$1,689,245	$2,024,670	$1,526,708	$1,609,427	$1,672,397
Net premiums written	$1,444,713	$1,752,535	$1,375,492	$1,461,282	$1,479,851
Net premiums earned	$1,544,144	$1,472,831	$1,588,908	$1,588,192	$1,560,481
Net claims and claim expenses incurred	1,050,053	1,120,501	1,099,586	1,043,647	1,036,148
Acquisition expenses	468,405	479,790	486,182	497,899	456,093
Operational expenses	54,169	35,919	61,481	47,573	40,614
Underwriting income (loss)	$(28,483)	$(163,379)	$(58,341)	$(927)	$27,626

Net claims and claim expenses incurred:
Current accident year	$1,053,187	$1,129,317	$1,105,011	$1,044,410	$1,060,028
Prior accident years	(3,134)	(8,816)	(5,425)	(763)	(23,880)
Total	$1,050,053	$1,120,501	$1,099,586	$1,043,647	$1,036,148

Net claims and claim expense ratio:
Current accident year	68.2%	76.7%	69.5%	65.8%	67.9%
Prior accident years	(0.2)%	(0.6)%	(0.3)%	(0.1)%	(1.5)%
Calendar year	68.0%	76.1%	69.2%	65.7%	66.4%
Acquisition expense ratio	30.3%	32.5%	30.6%	31.4%	29.2%
Operating expense ratio	3.5%	2.5%	3.9%	3.0%	2.6%
Combined ratio	101.8%	111.1%	103.7%	100.1%	98.2%
Adjusted combined ratio (1)	99.5%	108.8%	101.3%	97.7%	95.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2025			Three months ended June 30, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,362,681	$369,254	$1,731,935	$1,264,589	$488,509	$1,753,098
Net premiums written	$980,478	$345,079	$1,325,557	$898,148	$460,512	$1,358,660
Net premiums earned	$554,275	$313,735	$868,010	$578,788	$402,046	$980,834
Net claims and claim expenses incurred	(40,642)	32,712	(7,930)	27,149	246,205	273,354
Acquisition expenses	82,232	91,968	174,200	80,189	108,156	188,345
Operational expenses	59,176	12,393	71,569	55,194	12,231	67,425
Underwriting income (loss)	$453,509	$176,662	$630,171	$416,256	$35,454	$451,710

Net claims and claim expenses incurred:
Current accident year	$90,827	$167,819	$258,646	$107,120	$250,625	$357,745
Prior accident years	(131,469)	(135,107)	(266,576)	(79,971)	(4,420)	(84,391)
Total	$(40,642)	$32,712	$(7,930)	$27,149	$246,205	$273,354

Net claims and claim expense ratio:
Current accident year	16.4%	53.5%	29.8%	18.5%	62.3%	36.5%
Prior accident years	(23.7)%	(43.1)%	(30.7)%	(13.8)%	(1.1)%	(8.6)%
Calendar year	(7.3)%	10.4%	(0.9)%	4.7%	61.2%	27.9%
Acquisition expense ratio	14.8%	29.3%	20.1%	13.9%	27.0%	19.1%
Operating expense ratio	10.7%	4.0%	8.2%	9.5%	3.0%	6.9%
Combined ratio	18.2%	43.7%	27.4%	28.1%	91.2%	53.9%
Adjusted combined ratio (1)	16.4%	42.5%	25.8%	24.9%	90.3%	51.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Six months ended June 30, 2025			Six months ended June 30, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$3,029,322	$833,446	$3,862,768	$2,605,726	$1,037,253	$3,642,979
Net premiums written	$2,391,528	$625,023	$3,016,551	$1,961,871	$794,407	$2,756,278
Net premiums earned	$1,437,094	$678,866	$2,115,960	$1,124,983	$791,934	$1,916,917
Net claims and claim expenses incurred	1,390,752	224,575	1,615,327	2,320	425,283	427,603
Acquisition expenses	148,813	193,032	341,845	162,979	211,148	374,127
Operational expenses	111,013	24,822	135,835	105,334	23,715	129,049
Underwriting income (loss)	$(213,484)	$236,437	$22,953	$854,350	$131,788	$986,138

Net claims and claim expenses incurred:
Current accident year	$1,589,600	$479,361	$2,068,961	$134,802	$471,859	$606,661
Prior accident years	(198,848)	(254,786)	(453,634)	(132,482)	(46,576)	(179,058)
Total	$1,390,752	$224,575	$1,615,327	$2,320	$425,283	$427,603

Net claims and claim expense ratio:
Current accident year	110.6%	70.6%	97.8%	12.0%	59.6%	31.6%
Prior accident years	(13.8)%	(37.5)%	(21.5)%	(11.8)%	(5.9)%	(9.3)%
Calendar year	96.8%	33.1%	76.3%	0.2%	53.7%	22.3%
Acquisition expense ratio	10.4%	28.4%	16.2%	14.5%	26.7%	19.6%
Operating expense ratio	7.7%	3.7%	6.4%	9.4%	3.0%	6.7%
Combined ratio	114.9%	65.2%	98.9%	24.1%	83.4%	48.6%
Adjusted combined ratio (1)	113.2%	63.8%	97.3%	20.7%	82.5%	46.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2025	June 30, 2024			June 30, 2025	June 30, 2024
Property Segment
Catastrophe	$1,352,658	$1,247,888	$104,770	8.4%	$2,680,919	$2,612,561	$68,358	2.6%
Catastrophe - gross reinstatement premiums	10,023	16,701	(6,678)	(40.0)%	348,403	(6,835)	355,238	5197.3%
Total catastrophe gross premiums written	1,362,681	1,264,589	98,092	7.8%	3,029,322	2,605,726	423,596	16.3%
Other property	367,195	481,994	(114,799)	(23.8)%	829,912	1,024,145	(194,233)	(19.0)%
Other property - gross reinstatement premiums	2,059	6,515	(4,456)	(68.4)%	3,534	13,108	(9,574)	(73.0)%
Total other property gross premiums written	369,254	488,509	(119,255)	(24.4)%	833,446	1,037,253	(203,807)	(19.6)%
Property segment gross premiums written	$1,731,935	$1,753,098	$(21,163)	(1.2)%	$3,862,768	$3,642,979	$219,789	6.0%

Casualty and Specialty Segment
General casualty (1)	$513,078	$631,343	$(118,265)	(18.7)%	$1,193,527	$1,219,909	$(26,382)	(2.2)%
Professional liability (2)	266,380	214,105	52,275	24.4%	503,341	584,586	(81,245)	(13.9)%
Credit (3)	267,540	206,346	61,194	29.7%	668,293	551,478	116,815	21.2%
Other specialty (4)	642,247	620,603	21,644	3.5%	1,348,754	1,417,227	(68,473)	(4.8)%
Casualty and Specialty segment gross premiums written	$1,689,245	$1,672,397	$16,848	1.0%	$3,713,915	$3,773,200	$(59,285)	(1.6)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2025	June 30, 2024			June 30, 2025	June 30, 2024
Property Segment
Catastrophe	$966,645	$889,237	$77,408	8.7%	$2,043,980	$1,973,418	$70,562	3.6%
Catastrophe - net reinstatement premiums	13,833	8,911	4,922	55.2%	347,548	(11,547)	359,095	3109.9%
Total catastrophe net premiums written	980,478	898,148	82,330	9.2%	2,391,528	1,961,871	429,657	21.9%
Other property	341,955	456,747	(114,792)	(25.1)%	620,350	785,561	(165,211)	(21.0)%
Other property - net reinstatement premiums	3,124	3,765	(641)	(17.0)%	4,673	8,846	(4,173)	(47.2)%
Total other property net premiums written	345,079	460,512	(115,433)	(25.1)%	625,023	794,407	(169,384)	(21.3)%
Property segment net premiums written	$1,325,557	$1,358,660	$(33,103)	(2.4)%	$3,016,551	$2,756,278	$260,273	9.4%

Casualty and Specialty Segment
General casualty (1)	$487,630	$603,960	$(116,330)	(19.3)%	$1,120,797	$1,168,386	$(47,589)	(4.1)%
Professional liability (2)	245,979	212,742	33,237	15.6%	467,700	555,810	(88,110)	(15.9)%
Credit (3)	204,354	116,721	87,633	75.1%	550,175	392,071	158,104	40.3%
Other specialty (4)	506,750	546,428	(39,678)	(7.3)%	1,058,576	1,165,539	(106,963)	(9.2)%
Casualty and Specialty segment net premiums written	$1,444,713	$1,479,851	$(35,138)	(2.4)%	$3,197,248	3,281,806	$(84,558)	(2.6)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2025	June 30, 2024			June 30, 2025	June 30, 2024
Property Segment
Catastrophe	$540,442	$569,877	$(29,435)	(5.2)%	$1,089,546	$1,136,530	$(46,984)	(4.1)%
Catastrophe - net reinstatement premiums	13,833	8,911	4,922	55.2%	347,548	(11,547)	359,095	3109.9%
Total catastrophe net premiums earned	554,275	578,788	(24,513)	(4.2)%	1,437,094	1,124,983	312,111	27.7%
Other property	310,611	398,281	(87,670)	(22.0)%	674,193	783,088	(108,895)	(13.9)%
Other property - net reinstatement premiums	3,124	3,765	(641)	(17.0)%	4,673	8,846	(4,173)	(47.2)%
Total other property net premiums earned	313,735	402,046	(88,311)	(22.0)%	678,866	791,934	(113,068)	(14.3)%
Property segment net premiums earned	$868,010	$980,834	$(112,824)	(11.5)%	$2,115,960	$1,916,917	$199,043	10.4%

Casualty and Specialty Segment
General casualty (1)	$550,882	$611,619	$(60,737)	(9.9)%	$1,159,479	$1,124,161	$35,318	3.1%
Professional liability (2)	274,807	237,953	36,854	15.5%	477,536	547,063	(69,527)	(12.7)%
Credit (3)	228,484	183,930	44,554	24.2%	440,098	386,010	54,088	14.0%
Other specialty (4)	489,971	526,979	(37,008)	(7.0)%	939,862	1,011,074	(71,212)	(7.0)%
Casualty and Specialty segment net premiums earned	$1,544,144	$1,560,481	$(16,337)	(1.0)%	$3,016,975	$3,068,308	$(51,333)	(1.7)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2025
Property	$2,067,007	$2,099,468	$2,813,905	$6,980,380
Casualty and Specialty	3,303,372	226,786	12,403,225	15,933,383
Total	$5,370,379	$2,326,254	$15,217,130	$22,913,763

December 31, 2024
Property	$1,845,228	$1,905,553	$2,821,958	$6,572,739
Casualty and Specialty	3,081,081	295,074	11,354,597	14,730,752
Total	$4,926,309	$2,200,627	$14,176,555	$21,303,491

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2025			Three months ended June 30, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,857,131	$4,577,895	$18,279,236	$20,369,610	$4,993,680	$15,375,930
Incurred claims and claim expenses
Current year	1,454,999	143,166	1,311,833	1,584,616	166,843	1,417,773
Prior years	(387,891)	(118,181)	(269,710)	(125,105)	(16,834)	(108,271)
Total incurred claims and claim expenses	1,067,108	24,985	1,042,123	1,459,511	150,009	1,309,502
Paid claims and claim expenses
Current year	214,570	28,327	186,243	64,780	5,415	59,365
Prior years	1,017,230	306,558	710,672	1,016,929	274,563	742,366
Total paid claims and claim expenses	1,231,800	334,885	896,915	1,081,709	279,978	801,731
Foreign exchange and other (1)	221,324	32,978	188,346	(6,484)	(8,976)	2,492
Reserve for claims and claim expenses, end of period	$22,913,763	$4,300,973	$18,612,790	$20,740,928	$4,854,735	$15,886,193

	Six months ended June 30, 2025			Six months ended June 30, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$21,303,491	$4,481,390	$16,822,101	$20,486,869	$5,344,286	$15,142,583
Incurred claims and claim expenses
Current year	4,910,424	658,959	4,251,465	3,021,305	340,328	2,680,977
Prior years	(738,474)	(272,890)	(465,584)	(402,171)	(196,819)	(205,352)
Total incurred claims and claim expenses	4,171,950	386,069	3,785,881	2,619,134	143,509	2,475,625
Paid claims and claim expenses
Current year	751,322	72,965	678,357	109,792	9,770	100,022
Prior years	2,101,319	502,615	1,598,704	2,211,581	597,010	1,614,571
Total paid claims and claim expenses	2,852,641	575,580	2,277,061	2,321,373	606,780	1,714,593
Foreign exchange and other (1)	290,963	9,094	281,869	(43,702)	(26,280)	(17,422)
Reserve for claims and claim expenses, end of period	$22,913,763	$4,300,973	$18,612,790	$20,740,928	$4,854,735	$15,886,193
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Management fee income	$56,407	$55,327	$102,468	$111,380
Performance fee income (loss) (1)	38,550	28,750	22,946	56,247
Total fee income	$94,957	$84,077	$125,414	$167,627
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Fee income contributing to:
Underwriting income (loss) (1)	$12,492	$12,992	$51,891	$27,686
Equity in earnings (losses) of other ventures	—	(343)	—	(698)
Net income (loss) attributable to redeemable noncontrolling interests	82,465	71,428	73,523	140,639
Total fee income	$94,957	$84,077	$125,414	$167,627
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Management fee income	$56,407	$46,061	$53,536	$54,945	$55,327
Performance fee income (loss) (1)	38,550	(15,604)	23,568	27,120	28,750
Total fee income	$94,957	$30,457	$77,104	$82,065	$84,077
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Fee income contributing to:
Underwriting income (loss) (1)	$12,492	$39,399	$2,893	$12,345	$12,992
Equity in earnings (losses) of other ventures	—	—	697	—	(343)
Net income (loss) attributable to redeemable noncontrolling interests	82,465	(8,942)	73,514	69,720	71,428
Total fee income	$94,957	$30,457	$77,104	$82,065	$84,077
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Redeemable noncontrolling interests - DaVinci	$(218,453)	$(152,511)	$(106,012)	$(300,524)
Redeemable noncontrolling interests - Medici	(38,993)	(13,249)	(54,156)	(59,518)
Redeemable noncontrolling interests - Vermeer	(57,425)	(56,624)	49,655	(109,595)
Redeemable noncontrolling interests - Fontana	(13,468)	(2,347)	(22,574)	79
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(328,339)	$(224,731)	$(133,087)	$(469,558)

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(297,139)	$(245,138)	$(61,162)	$(546,792)
Non-operating (income) loss attributable to redeemable noncontrolling interests	(31,200)	20,407	(71,925)	77,234
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(328,339)	$(224,731)	$(133,087)	$(469,558)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	June 30, 2025	December 31, 2024
Redeemable noncontrolling interests - DaVinci	$3,210,791	$3,061,708
Redeemable noncontrolling interests - Medici	1,532,990	1,646,745
Redeemable noncontrolling interests - Vermeer	1,750,202	1,799,857
Redeemable noncontrolling interests - Fontana	549,124	469,439
Redeemable noncontrolling interests	$7,043,107	$6,977,749

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	June 30, 2025	December 31, 2024
DaVinci	75.7%	74.6%
Medici	90.3%	84.2%
Vermeer	100.0%	100.0%
Fontana	71.3%	73.5%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenues
Gross premiums written	$606,642	$502,194	$1,461,507	$1,192,429
Net premiums written	$527,741	$438,501	$1,329,979	$1,089,073
Decrease (increase) in unearned premiums	(219,320)	(141,293)	(561,782)	(503,039)
Net premiums earned	308,421	297,208	768,197	586,034
Net investment income	68,155	60,431	131,567	118,007
Net foreign exchange gains (losses)	(547)	668	(2,931)	(1,299)
Net realized and unrealized gains (losses) on investments	13,723	(17,254)	50,211	(55,974)
Total revenues	389,752	341,053	947,044	646,768
Expenses
Net claims and claim expenses incurred	(28,991)	28,302	668,280	34,699
Acquisition expenses	88,194	71,278	69,802	138,363
Operational expenses	35,758	36,877	58,251	71,888
Corporate expenses	205	186	243	275
Interest expense	5,185	1,859	8,383	3,717
Total expenses	100,351	138,502	804,959	248,942
Income (loss) before taxes	289,401	202,551	142,085	397,826
Income tax benefit (expense)	(902)	(155)	(2,080)	(953)
Net income (loss) available (attributable) to DaVinci common shareholders	$288,499	$202,396	$140,005	$396,873

Net claims and claim expenses incurred - current accident year	$58,120	$63,608	$787,859	$121,521
Net claims and claim expenses incurred - prior accident years	(87,111)	(35,306)	(119,579)	(86,822)
Net claims and claim expenses incurred - total	$(28,991)	$28,302	$668,280	$34,699

Net claims and claim expense ratio - current accident year	18.8%	21.4%	102.6%	20.7%
Net claims and claim expense ratio - prior accident years	(28.2)%	(11.9)%	(15.6)%	(14.8)%
Net claims and claim expense ratio - calendar year	(9.4)%	9.5%	87.0%	5.9%
Underwriting expense ratio	40.2%	36.5%	16.7%	35.9%
Combined ratio	30.8%	46.0%	103.7%	41.8%

21

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Three months ended		Three months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Fixed maturity investments trading	$282,173	$273,900	$219,737	$221,949
Short term investments	48,415	48,386	24,672	22,931
Equity investments
Fixed income exchange traded funds	6,528	—	6,528	—
Other equity investments	615	589	615	589
Other investments
Catastrophe bonds	47,948	58,436	6,988	7,382
Other	21,692	20,663	21,692	20,663
Cash and cash equivalents	12,333	15,399	11,045	15,017
	419,704	417,373	291,277	288,531
Investment expenses	(6,596)	(6,528)	(5,205)	(5,116)
Net investment income	$413,108	$410,845	$286,072	$283,415

Net investment income return - annualized	5.0%	5.7%	4.7%	5.3%

Net realized gains (losses) on fixed maturity investments trading	(1,767)	(65,813)	(1,863)	(50,574)
Net unrealized gains (losses) on fixed maturity investments trading	96,346	(24,848)	79,617	(23,179)
Net realized and unrealized gains (losses) on investment-related derivatives	175,431	10,374	173,244	9,090
Net realized gains (losses) on equity investments	64	15	64	15
Net unrealized gains (losses) on equity investments	23,807	(5,507)	23,835	(5,525)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(14,016)	(34,107)	(1,730)	(3,888)
Net realized and unrealized gains (losses) on other investments - other	69,855	(7,698)	69,855	(7,698)
Net realized and unrealized gains (losses) on investments	349,720	(127,584)	343,022	(81,759)
Total investment result	$762,828	$283,261	$629,094	$201,656

Average invested assets	$34,044,766	$30,082,570	$24,554,890	$21,503,853

Total investment return - annualized	9.4%	4.1%	10.6%	3.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Six months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Fixed maturity investments trading	$566,896	$531,189	$446,565	$430,173
Short term investments	89,444	95,177	42,585	45,799
Equity investments
Fixed income exchange traded funds	7,712	—	7,712	—
Other equity investments	1,341	1,149	1,337	1,149
Other investments
Catastrophe bonds	102,702	116,685	15,885	14,812
Other	40,415	38,588	40,415	38,588
Cash and cash equivalents	23,443	30,121	21,315	28,893
	831,953	812,909	575,814	559,414
Investment expenses	(13,492)	(11,289)	(10,636)	(8,522)
Net investment income	$818,461	$801,620	$565,178	$550,892

Net investment income return - annualized	5.0%	5.7%	4.7%	5.3%

Net realized gains (losses) on fixed maturity investments trading	8,268	(56,017)	7,570	(38,057)
Net unrealized gains (losses) on fixed maturity investments trading	322,586	(236,844)	269,992	(199,731)
Net realized and unrealized gains (losses) on investment-related derivatives	317,077	(47,432)	313,234	(50,105)
Net realized gains (losses) on equity investments	72	15	72	15
Net unrealized gains (losses) on equity investments	26,757	7,590	26,658	7,565
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(54,429)	(15,200)	(8,521)	(1,935)
Net realized and unrealized gains (losses) on other investments - other	62,329	6,650	62,329	6,650
Net realized and unrealized gains (losses) on investments	682,660	(341,238)	671,334	(275,598)
Total investment result	$1,501,121	$460,382	$1,236,512	$275,294

Average invested assets	$33,576,329	$29,793,761	$24,166,665	$21,255,863

Total investment return - annualized	9.2%	3.2%	10.5%	2.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	June 30, 2025				December 31, 2024
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,823,622	$123,469	$7,912,615	$94,217	$11,001,893	$(60,748)	$8,434,097	$(65,990)
Corporate (3)	8,101,393	57,519	6,430,799	35,879	7,862,423	(57,047)	6,474,619	(57,112)
Other (4)	4,407,048	(28,041)	3,698,507	(20,011)	4,698,198	(70,231)	4,063,827	(55,176)
Total fixed maturity investments trading, at fair value	23,332,063	152,947	18,041,921	110,085	23,562,514	(188,026)	18,972,543	(178,278)
Short term investments, at fair value	5,663,239	(266)	2,883,132	16	4,531,655	(511)	1,527,469	(97)
Equity investments, at fair value
Fixed income exchange traded funds	776,295	10,104	776,295	10,104	—	—	—	—
Other equity investments	136,150	89,945	135,783	89,878	117,756	73,270	117,596	73,311
Total equity investments, at fair value	912,445	100,049	912,078	99,982	117,756	73,270	117,596	73,311
Other investments, at fair value
Catastrophe bonds	1,686,786	(15,433)	168,664	(3,004)	1,984,396	(16,861)	329,472	(28,524)
Fund investments	2,562,953	302,699	2,562,953	302,699	2,128,499	256,379	2,128,499	256,379
Direct private equity investments	226,317	113,783	226,317	113,783	211,866	99,473	211,866	99,473
Total other investments, at fair value	4,476,056	401,049	2,957,934	413,478	4,324,761	338,991	2,669,837	327,328
Investments in other ventures, under equity method	112,580	—	112,580	—	102,770	—	102,770	—
Total investments	$34,496,383	$653,779	$24,907,645	$623,561	$32,639,456	$223,724	$23,390,215	$222,264

	June 30, 2025		December 31, 2024
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.1%	5.0%	5.4%	5.3%
Average duration of investments, in years (5)	2.6	3.0	2.9	3.4
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$2.32		$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes other equity investments, direct private equity investments, private equity funds, hedge funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
June 30, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,823,622	$—	$10,823,622	$—	$—	$—	$—	$—
Corporate (3)	8,101,393	188,525	418,044	3,174,813	3,373,736	931,109	15,166	—
Asset-backed	1,454,458	1,148,033	185,225	50,591	59,423	—	11,186	—
Residential mortgage-backed	1,378,022	140,037	1,104,019	249	5,418	66,567	61,732	—
Agencies	581,653	—	581,537	—	—	116	—	—
Non-U.S. government	698,646	462,793	178,686	54,540	2,627	—	—	—
Commercial mortgage-backed	294,269	232,483	60,420	1,291	—	75	—	—
Total fixed maturity investments trading, at fair value	23,332,063	2,171,871	13,351,553	3,281,484	3,441,204	997,867	88,084	—

Short term investments, at fair value	5,663,239	3,889,271	1,730,564	22,883	19,194	229	1,098	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	776,295	—	268,096	—	—	508,199	—	—
Other equity investments	136,150	—	—	—	—	—	—	136,150
Total equity investments, at fair value	912,445	—	268,096	—	—	508,199	—	136,150

Other investments, at fair value
Catastrophe bonds	1,686,786	—	—	—	—	1,686,786	—	—
Fund investments:
Private credit funds	1,337,818	—	—	—	—	—	—	1,337,818
Private equity funds	702,066	—	—	—	—	—	—	702,066
Hedge funds	379,615	—	—	—	—	—	—	379,615
Insurance-linked securities funds	143,454	—	—	—	—	—	—	143,454
Direct private equity investments	226,317	—	—	—	—	—	—	226,317
Total other investments, at fair value	4,476,056	—	—	—	—	1,686,786	—	2,789,270

Investments in other ventures, under equity method	112,580	—	—	—	—	—	—	112,580

Total investments	$34,496,383	$6,061,142	$15,350,213	$3,304,367	$3,460,398	$3,193,081	$89,182	$3,038,000
	100.0%	17.5%	44.5%	9.6%	10.0%	9.3%	0.3%	8.8%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
June 30, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,912,615	$—	$7,912,615	$—	$—	$—	$—	$—
Corporate (3)	6,430,799	149,058	315,396	2,621,369	2,645,056	687,408	12,512	—
Asset-backed	1,365,754	1,060,389	185,225	50,591	59,423	—	10,126	—
Residential mortgage-backed	1,124,430	116,579	873,885	249	5,418	66,567	61,732	—
Non-U.S. government	540,819	358,318	135,435	44,439	2,627	—	—	—
Agencies	431,755	—	431,639	—	—	116	—	—
Commercial mortgage-backed	235,749	193,264	41,119	1,291	—	75	—	—
Total fixed maturity investments trading, at fair value	18,041,921	1,877,608	9,895,314	2,717,939	2,712,524	754,166	84,370	—

Short term investments, at fair value	2,883,132	1,811,786	1,031,927	19,116	19,194	217	892	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	776,295	—	268,096	—	—	508,199	—	—
Other equity investments	135,783	—	—	—	—	—	—	135,783
Total equity investments, at fair value	912,078	—	268,096	—	—	508,199	—	135,783

Other investments, at fair value
Catastrophe bonds	168,664	—	—	—	—	168,664	—	—
Fund investments:
Private credit funds	1,337,818	—	—	—	—	—	—	1,337,818
Private equity funds	702,066	—	—	—	—	—	—	702,066
Hedge funds	379,615	—	—	—	—	—	—	379,615
Insurance-linked securities funds	143,454	—	—	—	—	—	—	143,454
Direct private equity investments	226,317	—	—	—	—	—	—	226,317
Total other investments, at fair value	2,957,934	—	—	—	—	168,664	—	2,789,270

Investments in other ventures, under equity method	112,580	—	—	—	—	—	—	112,580

Total investments	$24,907,645	$3,689,394	$11,195,337	$2,737,055	$2,731,718	$1,431,246	$85,262	$3,037,633
	100.0%	14.9%	44.9%	11.0%	11.0%	5.7%	0.3%	12.2%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.

26

Other Items
Earnings per Share

	Three months ended		Six months ended
(common shares in thousands)	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$826,507	$495,046	$987,654	$859,844
Amount allocated to participating common shareholders (1)	(13,344)	(7,322)	(15,269)	(12,573)
Net income (loss) allocated to RenaissanceRe common shareholders	$813,163	$487,724	$972,385	$847,271
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	47,140	51,680	47,737	51,679
Per common share equivalents of non-vested shares (2)	146	134	163	142
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	47,286	51,814	47,900	51,821
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$17.25	$9.44	$20.37	$16.39
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$17.20	$9.41	$20.30	$16.35
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

29

Comments on Non-GAAP Financial Measures

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$826,507	$495,046	$987,654	$859,844
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(363,736)	93,477	(737,089)	326,038
Net foreign exchange losses (gains)	(8,660)	8,815	(1,332)	44,498
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	1,996	17,300	3,432	37,566
Acquisition related purchase accounting adjustments (2)	50,312	62,803	103,883	123,363
Bermuda net deferred tax asset (3)	—	—	—	(7,890)
Income tax expense (benefit) (4)	56,964	(6,188)	96,356	(18,960)
Net income (loss) attributable to redeemable noncontrolling interests (5)	31,200	(20,407)	71,925	(77,234)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$594,583	$650,846	$524,829	$1,287,225

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$17.20	$9.41	$20.30	$16.35
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(7.69)	1.80	(15.39)	6.29
Net foreign exchange losses (gains)	(0.18)	0.17	(0.03)	0.86
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.04	0.33	0.08	0.72
Acquisition related purchase accounting adjustments (2)	1.06	1.21	2.17	2.38
Bermuda net deferred tax asset (3)	—	—	—	(0.15)
Income tax expense (benefit) (4)	1.20	(0.12)	2.01	(0.37)
Net income (loss) attributable to redeemable noncontrolling interests (5)	0.66	(0.39)	1.50	(1.49)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.29	$12.41	$10.64	$24.59

Return on average common equity - annualized	33.7%	21.4%	20.1%	19.0%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(14.8)%	4.1%	(15.0)%	7.2%
Net foreign exchange losses (gains)	(0.4)%	0.4%	—%	1.0%
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.1%	0.8%	—%	0.8%
Acquisition related purchase accounting adjustments (2)	2.0%	2.7%	2.1%	2.7%
Bermuda net deferred tax asset (3)	—%	—%	—%	(0.2)%
Income tax expense (benefit) (4)	2.3%	(0.3)%	2.0%	(0.4)%
Net income (loss) attributable to redeemable noncontrolling interests (5)	1.3%	(0.9)%	1.5%	(1.7)%
Operating return on average common equity - annualized	24.2%	28.2%	10.7%	28.4%
(1)Revised from previously reported “corporate expenses associated with acquisitions and dispositions” to “expenses (revenues) associated with acquisitions, dispositions and impairments” to clarify inclusion of impairments on strategic investments related to acquisitions and dispositions.
(2)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three and six months ended June 30, 2025 for the acquisitions of Validus $48.0 million and $98.7 million, respectively (2024 - $59.0 million and $115.9 million, respectively); and TMR and Platinum $2.4 million and $5.2 million, respectively (2024 - $3.8 million and $7.5 million, respectively).
(3)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date.
(4)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(5)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	June 30, 2025	December 31, 2024
Book value per common share	$212.15	$195.77
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.12)	(14.03)
Other goodwill and intangible assets (2)	(0.18)	(0.18)
Acquisition related purchase accounting adjustments (3)	(2.99)	(4.38)
Tangible book value per common share	194.86	177.18
Adjustment for accumulated dividends	28.88	28.08
Tangible book value per common share plus accumulated dividends	$223.74	$205.26

Year to date change in book value per common share plus change in accumulated dividends	8.8%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	10.4%	26.0%
(1)Represents the acquired goodwill and other intangible assets at June 30, 2025 for the acquisitions of Validus $442.1 million (December 31, 2024 - $476.3 million), TMR $25.5 million (December 31, 2024 - $26.0 million) and Platinum $201.1 million (December 31, 2024 - $201.8 million).
(2)At June 30, 2025, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2024 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at June 30, 2025 for the acquisitions of Validus $94.6 million (December 31, 2024 - $168.6 million), TMR $47.7 million (December 31, 2024 - $51.6 million) and Platinum $(0.6) million (December 31, 2024 - $(0.6) million).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the company, its segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	18.2%	43.7%	27.4%	101.8%	75.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.8)%	(1.2)%	(1.6)%	(2.3)%	(2.1)%
Adjusted combined ratio	16.4%	42.5%	25.8%	99.5%	73.0%

	Three months ended March 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	175.6%	83.6%	148.7%	111.1%	128.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(1.5)%	(1.6)%	(2.3)%	(1.9)%
Adjusted combined ratio	174.0%	82.1%	147.1%	108.8%	126.4%

	Three months ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	50.2%	106.3%	71.6%	103.7%	91.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.8)%	(1.8)%	(2.4)%	(2.4)%	(2.3)%
Adjusted combined ratio	47.4%	104.5%	69.2%	101.3%	89.4%

	Three months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	43.2%	85.6%	60.3%	100.1%	84.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.9)%	(1.3)%	(2.2)%	(2.4)%	(2.4)%
Adjusted combined ratio	40.3%	84.3%	58.1%	97.7%	82.4%

	Three months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	28.1%	91.2%	53.9%	98.2%	81.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.2)%	(2.6)%	(2.5)%
Adjusted combined ratio	24.9%	90.3%	51.7%	95.6%	78.6%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Six months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	114.9%	65.2%	98.9%	106.4%	103.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(1.4)%	(1.6)%	(2.4)%	(2.0)%
Adjusted combined ratio	113.2%	63.8%	97.3%	104.0%	101.3%

	Six months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	24.1%	83.4%	48.6%	98.9%	79.5%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.4)%	(0.9)%	(2.4)%	(2.6)%	(2.4)%
Adjusted combined ratio	20.7%	82.5%	46.2%	96.3%	77.1%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended June 30, 2025			Three months ended June 30, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$282,173	$(62,436)	$219,737	$273,900	$(51,951)	$221,949
Short term investments	48,415	(23,743)	24,672	48,386	(25,455)	22,931
Equity investments
Fixed income exchange traded funds	6,528	—	6,528	—	—	—
Other equity investments	615	—	615	589	—	589
Other investments
Catastrophe bonds	47,948	(40,960)	6,988	58,436	(51,054)	7,382
Other	21,692	—	21,692	20,663	—	20,663
Cash and cash equivalents	12,333	(1,288)	11,045	15,399	(382)	15,017
	419,704	(128,427)	291,277	417,373	(128,842)	288,531
Investment expenses	(6,596)	1,391	(5,205)	(6,528)	1,412	(5,116)
Net investment income	$413,108	$(127,036)	$286,072	$410,845	$(127,430)	$283,415

Net investment income return - annualized	5.0%	(0.3)%	4.7%	5.7%	(0.4)%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$(1,767)	$(96)	$(1,863)	$(65,813)	$15,239	$(50,574)
Net unrealized gains (losses) on fixed maturity investments trading	96,346	(16,729)	79,617	(24,848)	1,669	(23,179)
Net realized and unrealized gains (losses) on investment-related derivatives	175,431	(2,187)	173,244	10,374	(1,284)	9,090
Net realized gains (losses) on equity investments	64	—	64	15	—	15
Net unrealized gains (losses) on equity investments	23,807	28	23,835	(5,507)	(18)	(5,525)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(14,016)	12,286	(1,730)	(34,107)	30,219	(3,888)
Net realized and unrealized gains (losses) on other investments - other	69,855	—	69,855	(7,698)	—	(7,698)
Net realized and unrealized gains (losses) on investments	349,720	(6,698)	343,022	(127,584)	45,825	(81,759)
Total investment result	$762,828	$(133,734)	$629,094	$283,261	$(81,605)	$201,656

Average invested assets	$34,044,766	$(9,489,876)	$24,554,890	$30,082,570	$(8,578,717)	$21,503,853

Total investment return - annualized	9.4%	1.2%	10.6%	4.1%	(0.5)%	3.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Six months ended June 30, 2025			Six months ended June 30, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$566,896	$(120,331)	$446,565	$531,189	$(101,016)	$430,173
Short term investments	89,444	(46,859)	42,585	95,177	(49,378)	45,799
Equity investments	9,053	(4)	9,049	1,149	—	1,149
Other investments
Catastrophe bonds	102,702	(86,817)	15,885	116,685	(101,873)	14,812
Other	40,415	—	40,415	38,588	—	38,588
Cash and cash equivalents	23,443	(2,128)	21,315	30,121	(1,228)	28,893
	831,953	(256,139)	575,814	812,909	(253,495)	559,414
Investment expenses	(13,492)	2,856	(10,636)	(11,289)	2,767	(8,522)
Net investment income	$818,461	$(253,283)	$565,178	$801,620	$(250,728)	$550,892

Net investment income return - annualized	5.0%	(0.3)%	4.7%	5.7%	(0.4)%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$8,268	$(698)	$7,570	$(56,017)	$17,960	$(38,057)
Net unrealized gains (losses) on fixed maturity investments trading	322,586	(52,594)	269,992	(236,844)	37,113	(199,731)
Net realized and unrealized gains (losses) on investment-related derivatives	317,077	(3,843)	313,234	(47,432)	(2,673)	(50,105)
Net realized gains (losses) on equity investments	72	—	72	15	—	15
Net unrealized gains (losses) on equity investments	26,757	(99)	26,658	7,590	(25)	7,565
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(54,429)	45,908	(8,521)	(15,200)	13,265	(1,935)
Net realized and unrealized gains (losses) on other investments - other	62,329	—	62,329	6,650	—	6,650
Net realized and unrealized gains (losses) on investments	682,660	(11,326)	671,334	(341,238)	65,640	(275,598)
Total investment result	$1,501,121	$(264,609)	$1,236,512	$460,382	$(185,088)	$275,294

Average invested assets	$33,576,329	$(9,409,664)	$24,166,665	$29,793,761	$(8,537,898)	$21,255,863

Total investment return - annualized	9.2%	1.3%	10.5%	3.2%	(0.6)%	2.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	June 30, 2025			December 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,823,622	$(2,911,007)	$7,912,615	$11,001,893	$(2,567,796)	$8,434,097
Corporate (4)	8,101,393	(1,670,594)	6,430,799	7,862,423	(1,387,804)	6,474,619
Asset-backed	1,454,458	(88,704)	1,365,754	1,422,393	(84,112)	1,338,281
Residential mortgage-backed	1,378,022	(253,592)	1,124,430	1,707,056	(256,383)	1,450,673
Agencies	581,653	(149,898)	431,755	623,489	(132,006)	491,483
Non-U.S. government	698,646	(157,827)	540,819	618,809	(104,896)	513,913
Commercial mortgage-backed	294,269	(58,520)	235,749	326,451	(56,974)	269,477
Total fixed maturity investments trading, at fair value	23,332,063	(5,290,142)	18,041,921	23,562,514	(4,589,971)	18,972,543

Short term investments, at fair value	5,663,239	(2,780,107)	2,883,132	4,531,655	(3,004,186)	1,527,469

Equity investments, at fair value
Fixed income exchange traded funds	776,295	—	776,295	—	—	—
Other equity investments	136,150	(367)	135,783	117,756	(160)	117,596
Total equity investments, at fair value	912,445	(367)	912,078	117,756	(160)	117,596

Other investments, at fair value
Catastrophe bonds	1,686,786	(1,518,122)	168,664	1,984,396	(1,654,924)	329,472
Fund investments:
Private credit funds	1,337,818	—	1,337,818	1,181,146	—	1,181,146
Private equity funds	702,066	—	702,066	609,105	—	609,105
Hedge funds	379,615	—	379,615	338,248	—	338,248
Insurance-linked securities funds	143,454	—	143,454	—	—	—
Direct private equity investments	226,317	—	226,317	211,866	—	211,866
Total other investments, at fair value	4,476,056	(1,518,122)	2,957,934	4,324,761	(1,654,924)	2,669,837

Investments in other ventures, under equity method	112,580	—	112,580	102,770	—	102,770

Total investments	$34,496,383	$(9,588,738)	$24,907,645	$32,639,456	$(9,249,241)	$23,390,215
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	June 30, 2025			December 31, 2024
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$123,469	$(29,252)	$94,217	$(60,748)	$(5,242)	$(65,990)
Corporate (4)	57,519	(21,640)	35,879	(57,047)	(65)	(57,112)
Other (5)	(28,041)	8,030	(20,011)	(70,231)	15,055	(55,176)
Total fixed maturity investments trading, at fair value	152,947	(42,862)	110,085	(188,026)	9,748	(178,278)
Short term investments, at fair value	(266)	282	16	(511)	414	(97)
Equity investments, at fair value
Fixed income exchange traded funds	10,104	—	10,104	—	—	—
Other equity investments	89,945	(67)	89,878	73,270	41	73,311
Total equity investments, at fair value	100,049	(67)	99,982	73,270	41	73,311
Other investments, at fair value
Catastrophe bonds	(15,433)	12,429	(3,004)	(16,861)	(11,663)	(28,524)
Fund investments	302,699	—	302,699	256,379	—	256,379
Direct private equity investments	113,783	—	113,783	99,473	—	99,473
Total other investments, at fair value	401,049	12,429	413,478	338,991	(11,663)	327,328
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$653,779	$(30,218)	$623,561	$223,724	$(1,460)	$222,264
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$2.32			$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $110.1 million at June 30, 2025 (December 31, 2024 - $(178.3) million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(328,339)	$(224,731)	$(133,087)	$(469,558)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(18,500)	15,412	(55,421)	51,863
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(12,700)	4,995	(16,504)	25,371
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	(31,200)	20,407	(71,925)	77,234
Operating (income) loss attributable to redeemable noncontrolling interests	$(297,139)	$(245,138)	$(61,162)	$(546,792)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38